UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2025 (May 2, 2025)

New Momentum Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-52273	88-0435998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Cecil Street #08-01 Singapore	0659543
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +65 3105 1428

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

Resignation of J&S Associate PLT and Engagement of Aloba, Awomolo & Partners

On April 29, 2025, the Board of Directors of New Momentum Corporation, a Nevada corporation (“we” or “us”), accepted the resignation of J&S Associate PLT (“J&S”) as our independent registered public accountant, effective immediately. Except as noted in the paragraph immediately below, the reports of J&S on the Company’s consolidated financial statements for the years ended December 31, 2024 and 2023, did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of J&S on the Company’s consolidated financial statements as of and for the year ended December 31, 2024, contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company suffered from continuous loss from its inception and has net current liabilities of $721,979 as of December 31 ,2024, which raised substantial doubt about its ability to continue as a going concern.

During the years ended December 31, 2024 and 2023, the Company has not had any disagreements with J&S on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to J&S’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such periods.

During the years ended December 31, 2024 and 2023, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

We have requested that J&S furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

Concurrently therewith, we retained the firm of Aloba, Awomolo & Partners (“AAP”), to audit our consolidated financial statements for our fiscal year ending December 31, 2025.

During the fiscal years ended December 31, 2024 and 2023, and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted AAP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and AAP did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with J&S on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of J&S, would have caused J&S to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Number	Exhibit

16.1	Consent of J&S*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Filed herewith.

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                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Momentum Corporation

Date: May 2, 2025	By:	/s/ Leung Tin Lung David
Leung Tin Lung David President (principal executive officer, principal accounting officer and principal financial officer)

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